Exhibit 32.2

SUNLINK HEALTH SYSTEMS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of SunLink Health Systems, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2007, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Mark J. Stockslager, Interim Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) To the best of my knowledge information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Mark J. Stockslager
Mark J. Stockslager Interim Chief Financial Officer

May 15, 2007

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